Exhibit 10.1

EXECUTION VERSION

JOINDER AND AMENDMENT TO

MANAGEMENT AGREEMENT

Dated as of November 29, 2006

among

CROWN CASTLE TOWERS LLC AND

THE SUBSIDIARIES THEREOF LISTED ON THE SIGNATURE PAGES,

collectively, as Owners,

CROWN CASTLE GT HOLDING SUB LLC

CROWN CASTLE ATLANTIC LLC

as Members of Crown Castle GT Company LLC

and Crown Atlantic Company LLC, respectively,

and

CROWN CASTLE USA INC.

as Manager

JOINDER AND AMENDMENT TO MANAGEMENT AGREEMENT

This JOINDER AND AMENDMENT TO MANAGEMENT AGREEMENT, dated as of November 29, 2006 (this “Agreement”), among CROWN CASTLE TOWERS LLC, a Delaware limited liability company (the “Issuer Entity”), CROWN CASTLE SOUTH LLC, a Delaware limited liability company, CROWN COMMUNICATION INC., a Delaware corporation, CROWN CASTLE PT INC., a Delaware corporation, CROWN COMMUNICATION NEW YORK, INC., a Delaware corporation, CROWN CASTLE INTERNATIONAL CORP. DE PUERTO RICO, a Puerto Rico corporation (collectively, together with the Issuer Entity, the “Initial Owners”), CROWN CASTLE TOWERS 05 LLC, a Delaware limited liability company (“Crown 05”), CROWN CASTLE PR LLC, a Puerto Rico limited liability company (“Crown PR LLC”), CROWN CASTLE MU LLC, a Delaware limited liability company (“Crown MU”), CROWN CASTLE MUPA LLC, a Delaware limited liability company (“Crown MUPA” and, together with Crown 05, Crown PR LLC and Crown MU, the “Additional Owners”, and, together with the Initial Owners, the “Owners”), CROWN CASTLE GT HOLDING SUB LLC, a Delaware limited liability company, CROWN CASTLE ATLANTIC LLC, a Delaware limited liability company (together with Crown Castle GT Holding Sub LLC, the “Members”), and CROWN CASTLE USA INC., a Delaware corporation (the “Manager”).

W I T N E S S E T H:

WHEREAS, the Initial Owners, the Members and the Manager are parties to a Management Agreement, dated as of June 8, 2005, as amended, supplemented and modified prior to the date hereof (the “Management Agreement”);

WHEREAS, the Owners and the Manager have determined that it is in their best interests to authorize and approve a proposed amendment to a provision of the Management Agreement;

WHEREAS, Section 23(a) of the Management Agreement provides that the Owners and the Manager may, pursuant to an amendment in writing executed and delivered by all parties thereto, amend the Management Agreement; provided that a Rating Agency Confirmation and the consent of the Servicer and The Bank of New York (as successor to JPMorgan Chase Bank, N.A.), a New York banking corporation, as indenture trustee and not in its individual capacity (the “Indenture Trustee”) are also obtained;

WHEREAS, the Initial Owners and the Indenture Trustee are parties to that certain Indenture, dated as of June 1, 2005, as amended, supplemented and modified prior to the date hereof (the “Indenture”); and

WHEREAS, the Owners, the Members and the Indenture Trustee have entered into an Indenture Supplement (the “Indenture Supplement”), dated as of the date hereof, in order to issue Additional Notes pursuant to the terms of the Indenture and to designate the Additional Owners as Issuers;

EXECUTION VERSION

WHEREAS, pursuant to Section 4.02 of the Indenture Supplement, it is a condition precedent to the Additional Owners becoming Issuers under the Indenture and the issuance of the Additional Notes thereunder that the Additional Owners become parties to the Management Agreement;

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, it is mutually covenanted and agreed, as follows:

Section 1. Defined Terms.

Capitalized terms used in this Agreement but not defined herein shall have the respective meanings ascribed to them in the Management Agreement, as the case may be.

Section 2. Agreement.

(a) Each Additional Owner hereby agrees to all of the provisions of the Management Agreement and, upon the execution and delivery of this Agreement by such Additional Owner, such Additional Owner shall be jointly and severally liable under the Management Agreement as an Owner, shall be entitled to all of the respective rights and privileges, and subject to all of the respective duties and obligations of an Owner under the Management Agreement and shall perform in accordance with their terms all of the obligations which by the terms of the Management Agreement are required to be performed by it as an Owner.

(b) Each Additional Owner hereby represents and warrants to the Manager that, as to itself, each of the representations and warranties set forth in the Management Agreement is true as of the date hereof.

Section 3. Ratification of Agreement.

Except as modified and expressly amended by this Agreement, the Management Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect. The execution of this Agreement shall in no manner constitute a waiver or extinguishment of any rights of Manager under the Management Agreement and all such rights are hereby reserved.

Section 4. Amendment to Section 10.

The first sentence of Section 10 of the Management Agreement is hereby amended to read in its entirety as set forth below:

In consideration of the Manager’s agreement to perform the Services described herein, during the Term hereof, the Owners hereby jointly and severally agree to pay to the Manager a fee (the “Management Fee”), on each Payment Date, equal to 7.5% of the Operating Revenues for the immediately preceding calendar month, unless a replacement Manager is appointed and such replacement is not an affiliate of Crown International, in which case the Management Fee will be such amount not to exceed 10% that is agreed to by the replacement Manager.

EXECUTION VERSION

Section 5. Counterparts.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 6. Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE INITIAL OWNERS AND EACH OF THE ADDITIONAL OWNERS IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT OR UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR IN RELATION TO THIS AGREEMENT OR THE MANAGEMENT AGREEMENT.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

Manager:	CROWN CASTLE USA INC.

	By:	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Vice President

Initial Owners:	CROWN CASTLE TOWERS LLC

	By:	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Vice President

CROWN CASTLE SOUTH LLC

	By:	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Vice President

CROWN COMMUNICATION INC.

	By:	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Vice President

CROWN CASTLE PT INC.

	By:	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Vice President

EXECUTION VERSION

CROWN COMMUNICATION NEW YORK, INC.

	By:	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Vice President

CROWN CASTLE INTERNATIONAL CORP. DE PUERTO RICO

	By:	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Vice President

Additional Owners:	CROWN CASTLE TOWERS 05 LLC

	By:	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Vice President

CROWN CASTLE PR LLC

	By:	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Vice President

CROWN CASTLE MU LLC

	By:	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Vice President

EXECUTION VERSION

CROWN CASTLE MUPA LLC

	By:	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Vice President

Members:	CROWN CASTLE GT HOLDING SUB LLC

	By:	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Vice President

CROWN CASTLE ATLANTIC LLC

	By:	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Vice President

Accepted By:

Servicer:

MIDLAND LOAN SERVICES, INC.

	By:	/s/ Lawrence D. Ashley
	Name:	Lawrence D. Ashley
	Title:	Senior Vice President

EXECUTION VERSION

Indenture Trustee:

THE BANK OF NEW YORK, as successor to JPMorgan Chase Bank, N.A., a New York banking corporation

By:	/s/ Pei Huang
Name:	Pei Huang
Title:	Assistant Vice President